Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT, dated as of October 6, 2010 (this “AMENDMENT”) and effective as of July 16, 2010, is made and entered into by and among TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P., a Delaware limited partnership (the “BORROWER”), TRUMP ENTERTAINMENT RESORTS, INC., a Delaware corporation and general partner of the Borrower (“TER” or the “GENERAL PARTNER”), as a Guarantor, the Subsidiary Guarantors, the Lenders, Beal Bank, SSB, as collateral agent (the “COLLATERAL AGENT”) for the Secured Parties and Beal Bank, SSB, as administrative agent (the “ADMINISTRATIVE AGENT”, and together with the COLLATERAL AGENT, the “AGENTS”) for the Lender Parties.

RECITALS:

A.           The Borrower, TER, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent are party to that certain Amended and Restated Credit Agreement, dated as of July 16, 2010, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of July 23, 2010 and effective as of July 16, 2010, and that certain Second Amendment to Amended and Restated Credit Agreement, dated as of August 16, 2010 (as amended, the “CREDIT AGREEMENT”);

B.           The Borrower, TER, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent desire to make certain amendments to the Credit Agreement as herein set forth; and

C.           All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement, unless otherwise defined herein.

AGREEMENTS:

Accordingly, in consideration of the premises and the mutual covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

The following Sections of the Credit Agreement shall be amended as follows, effective as of July 16, 2010:

1.           Section 1.01 is hereby amended by deleting the definition “Interest Bearing Component” in its entirety.

2.           Section 1.01 is hereby further amended by deleting the definition “Non-Interest Component” in its entirety.

3.           Section 1.01 is hereby further amended by deleting the parenthetical “(including both the Interest Bearing Component and the Non-Interest Component)” in the definition of “OBLIGATION”.

4.           Section 1.01 is hereby further amended by deleting each instance of “Interest Bearing Component of the” in the definition of “PREPAYMENT PREMIUM”.

5.           Section 2.01(a) is hereby deleted in its entirety and is replaced with “RESERVED”.

6.           Section 2.01(b) is hereby deleted in its entirety and is replaced with “RESERVED”.

7.           Section 2.01(c) is hereby amended and restated in its entirety as follows:

“The loans and advances previously made to the Borrower under the Existing Credit Agreement aggregated $481,374,965.32 in principal amount, of which, by mutual agreement of the Borrower, the other Loan Parties, the Lender Parties and the Agents, $471,500,000 in aggregate principal amount (collectively, the “OUTSTANDING PRIOR ADVANCES”) shall be deemed outstanding as of the Effective Date (before giving effect to the Effective Date Paydown) and such Outstanding Prior Advances are held by the Initial Lenders as of the Effective Date.”

8.           The second sentence of Section 2.01(d) is hereby amended and restated in its entirety as follows:

“The remaining balance of the Outstanding Prior Advances after giving effect to the Effective Date Paydown is $346,500,000, and are herein called the “TERM LOANS.”

9.           Section 2.02 is hereby deleted in its entirety and is replaced with “RESERVED”.

10.           Section 2.04 is hereby amended by deleting “the Interest Bearing Component of”.

11.           Section 2.05 is hereby deleted in its entirety and is replaced with “RESERVED”.

12.           Section 2.06(a) is hereby amended by (1) deleting “Interest Bearing Component of the” in the first sentence of Section 2.06(a) and (ii) deleting “Subject to allocation among the Interest Bearing Component and the Non-Interest Component as set forth in Section 2.05,” and by capitalizing the “e” in “each” in the second sentence of Section 2.06(a).

13.           Section 2.06(b)(i) is hereby amended by deleting “Subject to allocation among the Interest Bearing Component and the Non-Interest Component as set forth in Section 2.05,” and by capitalizing the “e” in “each” occurring prior to “such prepayment” in the second sentence of Section 2.06(b)(i).

14.           Section 2.06(b)(iv)(A) is hereby amended by deleting “Interest Bearing Component of the”.

15.           Section 2.07(a) is hereby amended by deleting the first two instances of “Interest Bearing Component of the” and by deleting the last sentence thereof.

16.           Section 2.07(b) is hereby amended by deleting each instance of “Interest Bearing Component of the”.

17.           Section 2.10(e) is hereby amended by deleting “Interest Bearing Component of the”.

18.           Section 2.11(e) is hereby amended by deleting “on any Interest Bearing Component thereof” and replacing such text with “thereon”.

19.           Section 2.11(f)(iv) is hereby amended by deleting “Interest Bearing Component of the”.

20.           Section 2.11(f)(v) is hereby amended by deleting “subject to allocation among the Interest Bearing Component and the Non-Interest Component as set forth in Section 2.05,”.

21.           The last paragraph of Section 2.11(f) is hereby amended by deleting “and subject to allocation among the Interest Bearing Component and the Non-Interest Component as set forth in Section 2.05.”

22.           Section 2.11 is hereby further amended by adding the following new subsection 2.11(g) at the end thereof: “Notwithstanding any other provision of this Agreement, any payment, or portion of a payment, becoming due under the terms of this Agreement solely as a result of a change in the aggregate principal amount of the Term Loans effected by the Third Amendment dated as of September 21, 2010 to this Agreement shall be deemed timely made if paid within two business days following the Settlement Effective Date (as defined in the Global Settlement Agreement dated as of September 21, 2010 among the Borrower, the General Partner, the Subsidiary Guarantors, the Agents and certain other parties).”

23.           Section 5.02(e)(x) is hereby amended by deleting “Interest Bearing Component of the”.

24.           Section 6.01(a) is hereby amended by deleting “the Interest Bearing Component of the” and by replacing such text with “any”.

25.           The last paragraph of Article VI is hereby amended by deleting “Interest Bearing Component of the”.

26.           Section 9.01(b)(ii) is hereby amended by deleting “Interest Bearing Component of the”.

27.           Section 9.01(b)(iii) is hereby amended by deleting “Interest Bearing Component of the”.

28.           Section 9.04(a) is hereby amended by deleting clause (iii) thereof, by deleting the “and” immediately preceding such clause and by inserting “and” before “(ii)”.

29.           Section 9.07(a)(v) is hereby amended by deleting “Interest Bearing Component of the”.

30.           Section 9.10 is hereby amended by deleting “(in the case of interest, only the interest payable in respect of the Interest Bearing Component of the Term Loans)”.

31.           Exhibit B is hereby amended and restated in its entirety in the form attached hereto as Exhibit 1.

ARTICLE II
MISCELLANEOUS

1.           Full Force and Effect.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or Collateral Agent under, the Credit Agreement or any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

2.           No Oral Agreements.  THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG (A) ANY LOAN PARTY, (B) ANY AGENT AND/OR (C) ANY LENDER.

3.           Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

4.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

5.           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF ANY AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

6.           Headings.  The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BEAL BANK, SSB
as Administrative Agent and Collateral Agent

By:	/s/ Jacob Cherner
Name:	Jacob Cherner
Title:	Authorized Representative

[Signature Page – Third Amendment to Credit Agreement]

ICAHN PARTNERS LP
as a Lender

By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP
as a Lender

By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP
as a Lender

By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP
as a Lender

By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.,
as Borrower

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer, Secretary and General Counsel

TRUMP ENTERTAINMENT RESORTS, INC.,
as a Guarantor

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer, Secretary and General Counsel

TERH LP Inc.,
as a Subsidiary Guarantor

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer, Secretary and General Counsel

[Signature Page – Third Amendment to Credit Agreement]

TRUMP MARINA ASSOCIATES, LLC;

TRUMP PLAZA ASSOCIATES, LLC;

TRUMP TAJ MAHAL ASSOCIATES, LLC;

TRUMP ENTERTAINMENT RESORTS DEVELOPMENT COMPANY, LLC;
each as a Subsidiary Guarantor

By: Trump Entertainment Resorts Holdings, L.P., their sole member

By: Trump Entertainment Resorts, Inc., its general partner

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer, Secretary and General Counsel

[Signature Page – Third Amendment to Credit Agreement]

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.,
as a Subsidiary Guarantor

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer, Secretary and General Counsel

[Signature Page – Third Amendment to Credit Agreement]